As filed via Edgar with the Securities and Exchange Commission on February 26, 1999

                                              Registration Statement No. 2-34277
                                                                ICA No. 811-1920

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

Pre-Effective Amendment No.                                 [ ]

Post-Effective Amendment No. 40                             [X]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 20                                            [X]




                               STRALEM FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       405 Park Avenue, New York NY 10022
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 888-8123

            Philippe E. Baumann, 405 Park Avenue, New York, NY 10022
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


                                    Copy to:

                                    Susan J. Penry-Williams, Esq.
                                    Kramer Levin Naftalis & Frankel LLP
                                    919 Third Avenue
                                    New York, New York 10022

It is proposed that this filing will become effective (check appropriate box):



[ ]  Immediately upon filing pursuant to paragraph (b)

[ ]  On (date) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[X]  On April 30, 1999 pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

                              CROSS-REFERENCE SHEET


            (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).


                               STRALEM FUND, INC.


Item Number
Form N-1A,                                               Statement of Additional
  Part A       Prospectus Caption                          Information Caption
  ------       ------------------                          -------------------

   1(a)        Front Cover Page                                       *

    (b)        Back Cover Page                                        *

   2(a)        Risk/Return Summary: Investment                        *
               Objective

    (b)        Principal Investment Strategies                        *

    (c)        Principal Risks of Investing;                          *
               Bar Chart and Performance Table

     3         Fees and Expenses of the Fund                          *

   4(a)        Investment Objective, Principal                        *
               Strategies and Related Risk

    (b)        Implementation of Investment                           *
               Objectives

    (c)        Risks of Investing; Risks of Investing                 *
               in Mutual Funds

     5         Not Applicable                                         *

   6(a)        Investment Adviser and Investment                      *
               Advisory Agreement

    (b)        Not Applicable                                         *

   7(a)        Shareholder Information - Net Asset                    *
               Value

    (b)        How to Purchase Shares                                 *

    (c)        How to Redeem Shares                                   *

    (d)        Dividends and Capital Gains                            *
               Distributions

    (e)        Tax Issues                                             *

    (f)        Not Applicable                                         *

   8(a)        Not Applicable                                         *

Item Number
Form N-1A,                                               Statement of Additional
  Part A       Prospectus Caption                          Information Caption
  ------       ------------------                          -------------------

    (b)        Not Applicable                                         *

    (c)        Not Applicable                                         *

     9         Financial Highlights                                   *

                               STRALEM FUND, INC.

Item Number
Form N-1A,                                  Statement of Additional
  Part B         Prospectus Caption           Information Caption
  ------         ------------------           -------------------

10                     *                    Front Cover Page

11                     *                    Fund Organization and History

12(a)                  *                    Fund Organization and History

12(b)                  *                    Investment Objectives,
                                             Policies and Techniques

12(c)                  *                    Investment Objectives,
                                             Policies and Techniques

12(d)                  *                    Investment Objectives,
                                             Policies and Techniques

12(e)                                       Investment Objectives,
                                             Policies and Techniques

13(a)-(d)              *                     Management of the Fund

13(e)                  *                    Not Applicable

14(a)                  *                    Control Persons and Principal
                                             Holders of Securities

14(b)                  *                    Control Persons and Principal
                                             Holders of Securities

14(c)                  *                    Control Persons and Principal
                                             Holders of Securities

15(a)                                       Investment Advisor

  (b)                  *                    Not Applicable

  (c)                                       Investment Advisor

  (d)                  *                    Not Applicable

  (e)                  *                    Not Applicable

  (f)                 *                 Not Applicable

  (g)                 *                 Not Applicable

  (h)                 *                 Additional Information About the Fund

16(a)-(c)             *                 Brokerage Allocation

  (d)                 *                 Not Applicable

  (e)                 *                 Not Applicable

17(a)                 *                 Additional Information About the Fund

  (b)                 *                 Not Applicable

18(a)                                   Additional Information on Purchase,
                                        Redemption and Pricing of Shares

  (b)                 *                 Not Applicable

  (c)                                   Additional Information on Purchases,
                                        Redemption and Pricing of Shares

  (d)                 *                 Not Applicable

19(a)                 *                 Taxes

  (b)                 *                 Taxes

20(a)                 *                 Not Applicable

  (b)                 *                 Not Applicable

  (c)                 *                 Not Applicable

21(a)                 *                 Not Applicable

  (b)                 *                 Performance of the Fund

22(a)                 *                 Financial Statements

  (b)                *                  Financial Statements

  (c)                *                  Financial Statements

*  See Prospectus

Part C
------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                  STRALEM FUND

                                   PROSPECTUS

                                  _______, 1999

The Securities and Exchange Commission has not approved nor disapproved the shares of the Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

Table of Contents

[To Be Added if Needed]

                                  STRALEM FUND

Risk/Return Summary

Investment Objective

Stralem Fund (the "Fund") is a no-load mutual fund with the investment objective of realizing both income and capital appreciation in an attempt to maximize total return.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by selecting different types of investments for capital growth and income and modifying the composition of the Fund's portfolio as economic and market trends change. It is anticipated that the Fund will invest primarily in equity securities of companies listed on major U.S. stock exchanges.

Principal Risks of Investing

The Fund is subject to the risks common to all mutual funds that invest in equity securities. The value of the Fund's portfolio will change with the movement of the market as well as activities of the individual companies in the Fund's portfolio. Therefore, you may lose money by investing in this Fund if any of these occur:

o    the stock markets of the United States go down; or

o a stock or stocks in the Fund's portfolio do not perform as well as expected.

In addition, the Fund is non-diversified which means that the Fund could have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page_____.

Risk/Return Bar Chart and Performance Table

The following bar chart and table shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year from January 1, 1989 through December 31, 1998. The following table also shows the Fund's average annual returns for 1, 5 and 10 years compared with those of Lipper Flexible Portfolio Index Average. Past performance is not an indication of future performance.

Bar Chart

[GRAPHIC OMITTED]

The Fund's highest quarterly return was 11.3% (for the quarter ended 6/30/97). The lowest quarterly return was -7.6% (for the quarter ended 9/30/90).

Performance Table

Avg. Annual Total Returns          One              Five             Ten
for period Ending 12/31/98         Year             Years           Years

Stralem Fund                       24.7%             13.8%          12.2%

Lipper Flexible Portfolio          14.2%             13.5%          12.2%
Index Average*


* The Lipper Flexible Portfolio Index Average is a composite average of all qualifying funds in the respective investment objective group. In this case, a flexible fund is one that allocates its investments across a wide range of asset classes including domestic common stocks, bonds, and money market instruments with a focus on total return. All Lipper Performance Fund Indexes are adjusted for capital-gains distributions and income dividends. They are compiled and distributed by Lipper Analytical Services, Inc.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

         SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Charge  Imposed on Purchases                       None
         Maximum Sales Charge Imposed on Reinvested Dividends Cash        None
             Redemption Fee (as a percentage of amount redeemed)          None

         ANNUAL FUND OPERATING EXPENSES
         12b-1 Fee                                                        0.00%
         Management  Fees                                                 1.07%
         Other Expenses                                                   0.11%
         Total Annual Expenses                                            1.18%


----------------

Shareholder Transaction Expenses represent charges paid when you purchase shares of the Fund.

EXAMPLE OF EXPENSES

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the investor redeems all of his or her shares at the end of each period and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 YEAR              3 YEARS             5 YEARS              10 YEARS

       $120                 $375                $649                $1,432

The Example does not reflect reinvested dividends and other expenses. If these expenses were included, your costs would be higher.

The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly.

Investment Objective, Principal Strategies and Related Risk

Investment Objective

The  Fund's   investment   objective  is  realizing   both  income  and  capital
appreciation in an attempt to maximize total return.

Implementation of Investment Objective

The Fund seeks to implement its investment objective by selecting different types of investments for capital growth and income and modifying the composition of the Fund's portfolio as economic and market trends change. The Fund considers both the opportunity for gain and the risk of loss in making investments.

The Fund anticipates that over the long term the Fund will invest primarily in the common stock of companies listed on major U.S. stock exchanges and the companies undervalued by the stock market and convertible common stock of these companies.

Other Investment Instruments.  The Fund may also invest in the following:

               o    long-term bonds;
               o short-term investments (including short-term U.S. government securities, bank interest-bearing accounts, certificates of deposit and other money market instruments from banks insured by the Federal Deposit Insurance Corporation); and
               o    real estate investment trusts that are readily marketable.

The Fund selects debt securities from U.S. treasury issues, long or short-term, or high quality bonds.

The Adviser's flexibility to choose among these various types of investments for the Fund is a principal feature of the Fund's investment approach. The Fund may shift its emphasis among these different types of investments, as well as among various industry sectors, as financial trends and economic conditions change. For example, one strategy will be to increase the Fund's investments in equity securities when the Adviser anticipates a generally rising stock market. A corresponding strategy will be to reduce the Fund's investments in equity securities when the Adviser anticipates a declining stock market or when it believes that the total return form debt and short-term investments are expected to exceed returns from equity investments.

Risks of Investing

As with all mutual funds, investing in the Fund involves certain risks. We cannot guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. You may lose money if you invest in the Fund.


The Fund may use various investment techniques, some of which involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Fund is subject to certain limitations and restrictions. The Fund, however, intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in Mutual Funds

The following  risks are common to all mutual funds and  therefore  apply to the
Fund:

     o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

     o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

     o Year 2000 Risk. The Fund or its service providers could be disrupted by problems in their computer systems related to the Year 2000. The Adviser has taken steps that it reasonably believes are designed to adequately address the Year 2000 issue as it relates to the operation of the Fund. In addition, the Fund's major service providers have assured the Adviser that they have taken comparable steps. Neither the Fund nor its major service providers can assure that these steps will be sufficient to avoid any adverse affects from the Year 2000 issue.

Risk of Investing in Equity Securities

The following risk is common to all mutual funds that invest in equity securities and therefore applies to the Fund:

     o Equity Risk. The value of the stock will fluctuate with events affecting the company's profitability or volatility. Unlike debt securities, which have a preference to a company's earnings and cash flow, equity securities receive value only after the company meets its other obligations.

Risks of Investing in Debt Securities

The following risks are common to all mutual funds that invest in debt securities and therefore apply to the portion of the Fund that is invested in such debt to the extent that the Fund invests in securities that give rise to such risks:

     o Interest Rate Risk. The value of a debt security may lose value if interest rates change. The value of a debt security changes in the opposite direction from a change in interest rates. For example, the value of the security typically decreases when interest rates rise. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

     o Credit Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

Investment Adviser and Investment Advisory Agreement

Stralem & Company Incorporated (the "Adviser"), 405 Park Avenue, New York, NY 10022 is the investment adviser of the Fund. The Adviser, an investment adviser registered with the SEC, was founded in November 22, 1966. The Adviser manages funds for individuals, trusts, pension plans and other institutional investors. The Adviser also performs some brokerage functions for its clients. The Adviser has not in the past, and does not currently, sponsor or manage any other mutual fund.

Advisory Services. Under the investment advisory agreement (the "Contract"), the Adviser screens and analyzes potential investments for the Fund and, subject to the investment restrictions and policies of the Fund, determines the amount of each investment that should be made and the form of such investment. The Adviser also reviews and re-evaluates the Fund's portfolio, periodically, to determine at what point investments have met the Fund's investment objective or are unlikely to meet such objective. The Adviser then purchases or sells the Fund's investments as it deems appropriate and consistent with the Fund's investment objective.

Compensation. For providing these services, the Fund pays the Adviser an advisory fee as described in the Contract. Under the Contract, the Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of the Fund during the quarterly period then ended:

          1/4 of 1% of the first $50 million of such net asset value (1% annually),

          3/16 of 1% of the next $50 million of such net asset value (3/4 of 1% annually),

and

          1/8 of 1% of such net asset value in excess of $100 million (1/2 of 1% annually).

For the year ending December 31, 1998, the Fund paid a quarterly advisory fee calculated at an annual rate of 1.0% of the Fund's average weekly net assets.

Portfolio Manager. Philippe E. Baumann is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Baumann has been executive vice president of the Adviser since

1973.

Shareholder Information

Investment Minimums. The minimum initial investment in the Fund is $100. We may reduce or waive the minimum investment requirements in some cases.

Net Asset Value. The net asset value ("NAV") per share of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each day the New York Stock Exchange, Inc. (the "Exchange") is open for business. The NAV is calculated by subtracting the Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by the management of the Fund.

How to Purchase Shares. Only clients of the Adviser may purchase shares of the Fund. The Fund's shares may be purchased only from the Adviser, 405 Park Avenue, New York, New York 10022. When you purchases shares of the Fund, you will pay no sales charges, underwriting discounts or commissions. The Fund's shares are continuously offered for sale at NAV. The Fund must receive your purchase request by the close of the Exchange to receive the NAV of that day. If your request is received after the close of trading on the Exchange, it will be processed the next business day.

How to Redeem Shares. You may redeem shares without charge at any time. The Fund must receive your request in writing and if you were issued certificates, your properly endorsed certificates with your signature guaranteed. Your shares will be valued at the next-determined NAV of such shares. The Fund must receive your purchase request by the close of the Exchange to receive the NAV of that day. The Fund will pay you as soon as reasonably practicable after receipt of the redemption request and certificates. In any event, the Fund will pay you within three business days. Because the NAV fluctuates with the change in market value of the securities owned, the amount you receive upon redemption may be more or less than the amount you paid for the shares.

Suspension of Redemptions. The Fund may suspend at any time redemption of shares or payment when:

                  o     the Exchange is closed;
                  o     trading on the Exchange is restricted; or
                  o     certain emergency circumstances exists.

Dividends and Capital Gains Distributions. The Fund intends to distribute all or most of its net investment income and net capital gains to shareholders annually. You should indicate on your purchase application whether you want your dividends and distributions in cash. Otherwise, your dividends and/or capital gains distributions will be automatically reinvested in the Fund at NAV.

Tax Issues. The Fund intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.

     o Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

     o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

     o We will mail you tax statements every January showing the amounts and tax status of the distributions you received.

     o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

Financial Highlights

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. Richard A. Eisner & Company, LLP has audited this information. Richard A. Eisner & Company LLP's report along with further detail on the Fund's financial statements are included in the annual report which is available upon request.

For a capital share outstanding throughout the period

                                                                       Year Ended December 31,
                                                 ----------------------------------------------------------------------


                                                    1998           1997           1996           1995           1994
                                                 ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period             $    13.15  $       11.66     $    11.55     $     9.77     $    10.90
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:

  Net investment income                                 .35            .41            .47            .49            .50

  Net gains or losses on securities                    2.90           2.00            .36           2.00          (1.11)
                                                 ----------     ----------     ----------     ----------     ----------

Total from investment income (loss)                    3.25           2.41            .83           2.49           (.61)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:

  Dividends from net investment income                 (.34)          (.40)          (.47)          (.49)          (.49)

  Distributions from capital gains                     (.92)          (.52)          (.25)          (.22)          (.03)
                                                 ----------     ----------     ----------     ----------     ----------

Total distributions                                   (1.26)          (.92)          (.72)          (.71)          (.52)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value, end of period                   $    15.14     $    13.15     $    11.66     $    11.55     $     9.77
                                                 ==========     ==========     ==========     ==========     ==========

Total Return                                          24.70%         20.62%          7.22%         25.45%         (5.58)%


Ratio/supplemental data:

  Net assets, end of period (in thousands)       $   48,662     $   35,586     $   30,849     $   29,483     $   25,597

  Ratio of expenses to average net assets              1.18%          1.19%          1.21%          1.23%          1.25%

  Ratio of net investment income to average
  net assets                                           2.30%          2.87%          3.72%          4.12%          4.52%

Portfolio turnover rate                               18.00%         52.00%         17.00%         35.00%         42.00%

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information. The Statement of Additional Information and annual and semi-annual reports are available without charge upon your request by calling Stralem Fund at (212) 888-8123. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Web site at www.sec.gov. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009, telephone (800) SEC-0330.

Investment Company Act File No. 811-1920.

                              PURCHASE APPLICATION

                                   TO BE ADDED

                                  STRALEM FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                             _________________, 1999

--------------------------------------------------------------------------------
This Statement of Additional Information ("SAI") is not a Prospectus. This SAI should be read in conjunction with the Prospectus of Stralem Fund (the "Fund"), dated _______________, 1999 and the Fund's Annual Report dated December 31, 1998. This SAI is incorporated by reference in its entirety into the Prospectus. To obtain a copy of the Fund's Prospectus, please write to the Fund at 405 Park Avenue, New York, New York 10022 or call (212) 888-8123.

Stralem & Company Incorporated serves as the Fund's investment advisor (the "Investment Advisor").
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Fund Organization and History................................................B-

Investment Objective, Policies and Techniques................................B-

Management of the Fund.......................................................B-

Control Persons and Principal Holders of Securities..........................B-

Investment Advisor...........................................................B-

Brokerage Allocation.........................................................B-

Additional Information on Purchase, Redemption and Pricing of Shares.........B-

Performance of the Fund......................................................B-

Taxes........................................................................B-

Additional Information About the Fund........................................B-

Financial Statements.........................................................B-

                       STATEMENT OF ADDITIONAL INFORMATION

The SAI provides a further discussion of certain matters described in the Prospectus and other matters which may be of interest to investors. No investment in shares of the Fund should be made without first reading the Prospectus.

                          FUND ORGANIZATION AND HISTORY

Stralem Fund (the "Fund") is an open-end management investment company. The Fund was incorporated on July 9, 1969 under the laws of the State of Delaware, and on April_, 1999, the Fund was reorganized into a Delaware business trust.

                  INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

Objective of the Fund
---------------------

                  The   investment   objective  of  the  Fund  is  to  seek  the
realization of a combination of income and capital appreciation in an attempt to maximize total return.

Investment Policies
-------------------

                  Since 1974, the Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. The Fund is non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of its assets is invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

Investment Techniques
---------------------

Privately Placed Securities. The Fund may invest in privately placed securities.

Short Sales. The Fund may make short sales to the extent, at the time of such sales, it owns not less than the amount of such security sold short and/or other securities convertible or exchangeable into such amount. A short sale is a sale of securities not owned at the time of sale anticipating the price to fall and the securities to be repurchased at a profit. A person selling short borrows the equivalent securities to be delivered to the buyer and eventually buys the securities to return to the buyer. The Fund may also make such short sales in special arbitrage situations for the purpose of profiting from a current difference between the price of a security sold, such as stock, and a security owned, such as a debenture convertible into that stock.

Options. The Fund may purchase and sell options on stocks and stock price index listed on major exchanges (i.e., not including securities traded over-the-counter) where the total cost of such options does not exceed 10% of the net asset value of the Fund at the time of purchase.

Turnover Rate
-------------

                  During 1998 and 1997 the turnover rate of the Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by the Fund during the period, was approximately 18% and 52%, respectively. The Fund cannot predict what its turnover rate will be in 1999. A high rate of turnover may result in increased income and gain which would have to be distributed to the Fund's stockholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Allocation of Investments by the Investment Advisor
---------------------------------------------------

                  Although the Investment Advisor does not presently act as an investment advisor for any other mutual fund, it is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and, accordingly, it has as clients private individuals, trusts, pension and profit sharing funds, some of whom, like the Fund, have capital appreciation as an investment objective. As a result, investment personnel of the Investment Advisor may at times consider purchases and sales of the same investment securities for the Fund as well as for one or more of the other accounts which they manage or advise. In such cases, it would be the practice of such personnel to allocate the purchases and sales transactions among the Fund and such other accounts in an equitable manner. In making such allocation, the main factors considered would be the respective investment objectives of the Fund and the other accounts, the relative size of the portfolio holdings of each of the same or comparable securities, the current availability of cash for investment by the Fund and each of the other accounts, the tax status of the Fund and the other accounts, and the size of investment commitments generally held by the Fund and the other accounts.

                  Within the limits set forth in Section 17 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may invest in securities the issuers of which are clients of the Investment Advisor, but such investments would only be made in securities which are freely marketable under the Securities Act of 1933 (the "Securities Act").

Fundamental Investment Restrictions
-----------------------------------

                   The Fund has adopted the following investment restrictions which cannot be changed without approval of the holders of a majority of its outstanding shares. A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of the Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of the Fund.

                  1. The Fund may not issue any senior security (as defined by the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the fund may borrow as authorized by the 1940 Act.

                  2. The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of the Fund's total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of the Fund's total assets must be repaid before the Fund may make additional investments.

                  3. The Fund may underwrite securities of other issuers, except to extent that the Fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

                  4. The Fund may not concentrate its investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities). No more than 25% of the value of the Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted a similar restriction.

                  5. The Fund may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business, The Fund may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but has no current intention of so doing.

                  6. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

                  7. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

                  8. As to 50% of the value of its total assets, the Fund may not invest more than 5% of its assets, taken at market value, in the securities of any one issuer (except United States Government securities) and may not purchase more than 10% of the outstanding voting securities of any such issuer.

                  9. The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of a single issuer.


                             MANAGEMENT OF THE FUND

Trustees and Officers
---------------------

                  The Board of Trustees of the Fund is responsible for the over-all operations of the Fund. The officers of the Fund, under the direction of the Board of Trustees of the Fund, are responsible for the day-to-day operations of the Fund. The Trustees and Officers of the Fund are as follows:


                                        Shares of Fund Beneficially                Current Principal Occupation
                                       Owned Directly or Indirectly                  and Principal Occupation
    Name, Office and Address                 at March 5, 1999                         During Past Five Years
    ------------------------                ------------------                       -----------------------

Philippe E. Baumann*                             _______/3/               Mr. Baumann has been a Director and
Trustee and President                                                     Vice-President of Stralem & Company
880 Fifth Avenue                                                          Incorporated from 1970 to May 31, 1973.
New York, NY  10021                                                       Since June 1, 1973, he has been its
                                                                          Executive Vice President.

Hirschel B. Abelson*                             _______/4/               Mr. Abelson has been President of
Secretary and Treasurer                                                   Stralem & Company Incorporated for
112 East 74th Street                                                      more than five years.
New York, NY  10021

Kenneth D. Pearlman                                 ___                   Mr. Pearlman has been the Managing
Trustee                                                                   Director of The Evans Partnership, an
200 East 64th Street                                                      investment partnership, for more than five
New York, NY  10021                                                       years.

Michael T. Rubin*                                  ___/5/                 From 1974 through his retirement in June
Trustee                                                                   1997, Mr. Rubin served as Vice President
425 Park Avenue South                                                     of the Fund and an Assistant Vice
New York, NY  10016                                                       President and an Assistant Secretary of
                                                                          Stralem & Company Incorporated.



                                       B-4





---------------------

* Interested person as defined in the Investment Company Act of 1940, as amended, by reason of relationship as officer or trustee.

3 Does not include _______ shares owned in the aggregate by two children of Mr. Baumann and ______ shares owned by his wife, but includes
         _______ shares owned beneficially by Mr. Baumann through his interest in Stralem Employees Profit Sharing Trust, and _____ shares held directly.

4 Does not include _____ shares owned in the aggregate by three children of Mr. Abelson and ___ shares owned by his wife, but includes _______ shares owned beneficially by Mr. Abelson through his interest in Stralem Employees Profit Sharing Trust and ___ shares held directly.

5 Does not include an aggregate of ___ shares owned by Mr. Rubin's daughter, of which shares he disclaims beneficial ownership.


                                        Shares of Fund Beneficially                Current Principal Occupation
                                       Owned Directly or Indirectly                  and Principal Occupation
    Name, Office and Address                 at March 5, 1999                         During Past Five Years
    ------------------------                ------------------                       -----------------------

Jean Paul Ruff                                    _____/6/                Mr. Ruff has been President of Hawley
Trustee                                                                   Fuel Coal, Inc. since 1976 and Chairman
351 E. 84th Street                                                        since 1980.
New York, NY  10028

Philippe Labaune                                    __                    Mr. Labaune has been employed by
Vice President                                                            Stralem & Company Incorporated since
313 East 95th Street                                                      May 1997.  He has served as Assistant
#14                                                                       Vice President and Assistant Secretary of
New York, NY  10128                                                       Stralem & Company Incorporated and
                                                                          Vice President of the Fund since October
                                                                          1997.  He was a trader at Societe
                                                                          Generale Securities Corp. from 1995-1997
                                                                          and a student at Pace University prior to
                                                                          1995.

Joann Paccione                                      __                    Ms. Paccione has been Assistant Secretary
Assistant Secretary and                                                   and Assistant Treasurer of the Fund since
Assistant Treasurer                                                       April 1990.  She was employed as an
112 Thomas Avenue                                                         accountant by Richard A. Eisner &
Emerson, NJ  07630                                                        Company, LLP from 1981 through
                                                                          October 1987.  Since October 1987, Ms.
                                                                          Paccione has been engaged in providing
                                                                          accounting services on an independent
                                                                          basis.

--------------------

6 Does not include ______ shares owned in the aggregate by two children of Mr. Ruff and ______ shares held by Mr. Ruff's wife in custody for his daughter, of which shares he disclaims beneficial ownership.

                  Mr.  Baumann  has served as a director of the Fund since April
27, 1972. Mr. Pearlman was elected a director for the first time on February 6, 1974. Mr. Ruff was elected a director at the Annual Meeting of Stockholders held on April 23, 1980. Mr. Rubin was elected a director on October 8, 1997 to fill the seat left



                                       B-5





vacant upon the death of William Hertan in December 1996. Following the conversion of the Fund to a Delaware business trust, Messrs. Baumann, Pearlman, Ruff and Rubin were elected to serve as trustees of the Fund on April __, 1999.

                  None of the  trustees  and  officers of the Fund  receives any
compensation,  other than  trustees'   fees,  from the Fund.  The Fund pays each
trustee of the Fund who is not an employee of the Investment Advisor a trustee's fee of $200 for each meeting  attended,  but not in excess of $1,200 a year, and reimburses them for their out-of-pocket  expenses incurred on Fund business.  No trustees'  out-of-pocket  expenses were claimed or reimbursed  during 1998.  The table below  illustrates  the  compensation  paid to each trustee for the Fund's most recently completed fiscal year:

                                                                Pension or              Estimated               Total
                                        Aggregate          Retirement Benefits           Annual              Compensation
                                      Compensation          Accrued as Part of        Benefits Upon         from the Fund
    Name of Person, Position          from the Fund           Fund Expenses            Retirement         Paid to Trustees
    ------------------------          -------------           -------------            ----------         -----------------
Jean Paul Ruff,                           $800                      0                       0                    $800
Trustee
Kenneth D. Pearlman,                     $1,000                     0                       0                   $1,000
Trustee
Michael T. Rubin,                        $1,000                     0                       0                   $1,000
Trustee



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                  As of  March 5,  1999,  the Fund  had  authorized  capital  of
5,000,000  shares of one class of capital stock, par value $1.00. As of March 5,
1999,  the  Fund  had  _________  shares  of  beneficial   interest  issued  and
outstanding. The following table shows certain information as to the holdings of shareholders with 5% or more of the Fund's  outstanding  shares and the trustees and officers of the Fund as a group as of March 5, 1999:



                                                                               Amount and Nature
              Name of                                                            of Beneficial                Percent
          Beneficial Owner                        Address                         Ownership /7/               of Class
          ----------------                        -------                         ----------                  --------

Stralem Employees'                    405 Park Avenue                           _______ shares                 _____%
Profit Sharing Trust                  New York, NY  10022

Gunther & Co. - UBS                   4 World Trade Center                      _______ shares /8/             _____%
                                      New York, NY  10005

All officers and directors of the                                               _______ shares /9/             _____%
Fund as a group



---------------------

7        Unless otherwise indicated, all ownership is record and beneficial.

8        Record only.

9 Does not include an aggregate of _______ shares beneficially owned by wives or children of certain of such officers and directors, as to which shares said officers and trustees disclaim any beneficial interest. See table under "Management of the Fund" above for further information.


                               INVESTMENT ADVISOR

                  The Investment Advisor, Stralem & Company Incorporated, having an office at 405 Park Avenue, New York, New York 10022, is the investment advisor to the Fund under a contract (the "Contract") dated ______, 1999. Pursuant to the Contract, the Investment Advisor provides the Fund with, and pays for, all office space and utilities and all research and investment services. The Investment Advisor provides the Fund with, and initially pays for (subject to reimbursement by the Fund, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Fund for the conduct of its business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Fund.

                  The Fund reimburses the Investment Advisor for certain of its expenses attributable to the administration of the Fund, including a proportionate part of the compensation of employees of the Investment Advisor who perform the clerical, statistical and related services for the Fund referred to above; such reimbursement is limited by the Contract to $25,000 per annum. Under such provision of the Contract, the Fund reimburses the Investment Advisor for, among other things, the expenses and compensation of its employees incurred in preparing reports for the Fund, in performing the Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of the Fund. The Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Advisor and such direct payment of other costs, substantially all of the Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by the Fund. The Contract is reviewed annually by the Board of Trustees of the Fund who may in their discretion approve the continuation of the Contract.

                  The Contract was approved and adopted by the Fund's shareholders at an Annual Shareholders' meeting held on April 7, 1999 following the conversion of the Fund to a Delaware business trust. This Contract replaced the prior investment management agreement of the Fund dated February 28, 1977.

                   The total payment under the Contract for 1998 was $505,341, of which $24,945 was a reimbursement of the Investment Advisor's expenses attributable to administration of the Fund. The total payment under the Contract for 1997 was $412,175 of which $21,240 was a reimbursement for the Investment Advisor's expenses attributable to the administration of the Fund. The total payment under the Contract for 1996 was $365,410 of which $20,600 was a reimbursement of the Investment Advisor's expenses attributable to administration of the Fund.

                  The Contract will continue in effect from year to year so long as its continuance is specifically approved at least annually either (1) by the Board of Trustees of the Fund or (2) by the vote of a majority of the outstanding shares of the Fund, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Contract may be terminated, without the payment of any penalty, at any time by the Board of Trustees of the Fund, by the Investment Advisor, or by the vote of a majority of the outstanding shares of the Fund upon not more than 60 days' written notice, and will be automatically terminated upon any assignment thereof.

                  The Investment Advisor's other advisory clients pay advisory fees to the Investment Advisor based upon the amount of the securities and/or cash of such clients with respect to which the Investment Advisor renders investment advice. Accordingly, although the Fund pays an investment advisory fee to the Investment Advisor, investment advisory clients of the Investment Advisor who own shares of the Fund's stock may also pay an additional advisory fee to the Investment Advisor (in addition to the fee indirectly paid on their behalf by the Fund) with respect to the amount invested in the shares of the Fund. No additional investment advisory fees are charged to clients of the Investment Advisor which are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in the Fund.

                  Mr. Philippe E. Baumann is an officer and trustee of the Fund and also of the Investment Advisor. Mr. Abelson is an officer of the Fund and is also an officer of the Investment Advisor. Mr. Labaune is an officer of the Fund and an officer of the Investment Advisor. The following persons, as of March 5, 1999, beneficially owned 5% or more of the Investment Advisor's outstanding voting common stock: President of the Investment Advisor, Hirschel B. Abelson (33.3%); Executive Vice President of the Investment Advisor, Philippe E. Baumann (33.3%); and Vice President of the Investment Advisor, M. Joel Unger (33.3%). Messrs. Abelson, Baumann and

Unger together control the Investment Advisor. Messrs. Abelson, Baumann and Unger, together with members of their families, also own 100% of the outstanding non-voting common stock of the Investment Advisor.


                              BROKERAGE ALLOCATION

                  Decisions to buy and sell securities for the Fund and assignment of its portfolio business and negotiation of its commission rates, where applicable, are made by the President and the Vice-President of the Fund, who are also officers of the Investment Advisor. It is the Fund's policy to obtain the best prices and execution of orders available, and, in doing so, the Fund will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services (including handling of execution of orders, research services the nature of which is the receipt of research reports, and related services) and the value of such services and expected contribution to the performance of the Fund. Where commissions paid reflect services furnished to the Fund in addition to execution of orders, the Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. It is possible that certain of such services may have the effect of reducing the Investment Advisor's expenses.

                  During 1998, 1997 and 1996, the Fund's brokerage amounted to $37,935, $57,500 and $33,788, respectively, all of which was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any other brokers an affiliated person of which is an affiliated person of the Fund or the Investment Advisor. The Contract does not contain any provision requiring the Fund's brokerage to be transacted through the Investment Advisor. The Board of Trustees has reviewed and approved the foregoing brokerage arrangements.

                  With respect to any transactions to which competitively determined rates are applicable, the execution will not be placed with the Investment Advisor at a commission rate less favorable than the Investment Advisor's contemporaneous charges for its other most favored, but unaffiliated, customers; and, in addition, a good faith judgment will be made that the Investment Advisor is qualified to obtain the best price on the particular transaction and that the commission charged will be reasonable in relation to the value of the brokerage provided in terms of either the particular transaction or the Investment Advisor's overall responsibilities to the Fund. Since the obligation already exists to provide management (which would include elements of research and related skills), brokerage commissions paid to the Investment Advisor will not reflect anything other than payment for the execution services performed on the particular transactions.

                  When the Fund purchases or sells a security "over-the-counter" if possible it effects the transaction with a principal market maker, without the use of a broker, unless in the opinion of the Fund a better execution will be achieved through the use of a broker.

                  The  Contract   does  not  provide  for  a  reduction  of  the
investment advisory fee by any portion of the brokerage generated by portfolio transactions of the Fund which the Investment Advisor may receive.

                  The Investment Advisor will not participate in commissions paid by the Fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


      ADDITIONAL INFORMATION ON PURCHASE, REDEMPTION AND PRICING OF SHARES

                  The Fund pays an investment advisory fee to the Investment Advisor; accordingly, investment advisory clients of the Investment Advisor who pay an investment advisory fee based upon the amount of securities or cash with respect to which the Investment Advisor renders investment advice and who own shares of the Fund's stock may also effectively pay an additional advisory fee with respect to these shares.

                  Shares sold by the Fund may be purchased only from Stralem & Company Incorporated, 405 Park Avenue, New York, New York 10022, the statutory underwriter of such shares, which pursuant to a distribution agreement dated as of _______, 1999, acts without any compensation as exclusive representative of the Fund in making such sales. It receives, on behalf of the Fund, subscriptions for shares and payments therefor. This distribution agreement replaced the prior distribution agreement dated February 28, 1977.


                             PERFORMANCE OF THE FUND

                  From time to time, the "average annual total return" and "total return" of an investment in the Fund's shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

                  Total return information may be useful to investors in reviewing the Fund's performance. A Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period are not a prediction or representation by the Fund of future rates of return on its shares. The total return of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Returns

                  The "average annual total return" of the Fund is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return ("T" in the formula below) based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                                  P(1+T)n = ERV

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                        ERV - P = Cumulative Total Return
                        -------
                           P

In calculating total return for the Fund, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P"). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


                                      TAXES

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company
-----------------------------------------------

                  The Fund has  elected  to be taxed as a  regulated  investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

                  In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code
Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

                  Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

                  In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

                  Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

                  In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

                  If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies
--------------------------------------------

                  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions
------------------

                  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, such distributions will qualify for the 70% dividends-received deduction for corporate shareholders, but only to the extent discussed below.

                  The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

                  Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                  Ordinary  income  dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

                  Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

                  Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

                  Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

                  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares
----------------------------

                  A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received. deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders
--------------------

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

                  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

                  In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his/her foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Consideration
---------------------------------------------------------------

                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

                  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                      ADDITIONAL INFORMATION ABOUT THE FUND

                   The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Fund's Trust Instrument provides that shareholders of the Fund shall not be liable for the obligations of the Fund. The Trust Instrument also provides for indemnification out of Fund property any shareholder held personally liable solely by his or her being or having been a shareholder. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

                  The Trust Instrument authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share. Each share has one vote and participates equally in dividends and distributions declared by the Fund and in the Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

                  Richard A. Eisner & Company, LLP, 575 Madison Avenue, New York, New York 10022 is the independent certified public accountant for the Fund and performs auditing services for the Fund.

                  Schroder & Co. Inc. (the "Custodian"), a Delaware Corporation which is a member corporation of the New York Stock Exchange, Inc., and the corporation through which the Investment Advisor clears its securities transactions, acts as the custodian for all securities of the Fund. The
Custodian's principal office is presently located at 787 Seventh Avenue, New York, New York 10019. The Fund has a bank checking account with Chase Manhattan Bank.

                  Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 serves as counsel to the Fund.

                  The Fund acts as its own transfer agent and registrar and dividend agent.

                              FINANCIAL STATEMENTS

                  The audited financial statements for the Fund and the notes thereto as of December 31, 1998 are incorporated herein by reference to the Fund's Annual Report to Shareholders dated January 13, 1999. The December 31, 1998 financial statements are incorporated herein in reliance upon the report of Richard A. Eisner & Company, LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting. Additional copies of the Annual Report may be obtained free of charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

PART C

OTHER INFORMATION
-----------------


Item 23.Exhibits.

(a) Charter

     (i) Amendment dated December 11, 1987, incorporated by reference herein from Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A dated May 1, 1988 (the "1988 Registration Statement").

     (ii) Charter, as amended, incorporated by reference from Post-Effective Amendment No. 21 dated March 31, 1980 (SEC Reg. No. 2-34277) (the "1980 Registration Statement").

     (iii) Certificate of Trust, filed herewith.

     (iv) Form of Trust Instrument, filed herewith.

(b) By-laws

     i) Restated and amended, effective as of February 24, 1988, incorporated by reference herein from 1988 Registration Statement.

     (ii) By-laws effective prior to February 24, 1988, incorporated by reference herein from the 1980 Registration Statement.

     (iii) Form of Trust Bylaws, filed herewith.

(c) Not applicable.

(d) Investment Advisory Contracts.

     (i) Incorporated by reference from the 1980 Registration Statement.

     (ii) Form of new Investment Advisory Agreement, filed herewith.

(e) Distribution Agreements.

     (i) Incorporated by reference from the 1980 Registration Statement.

     (ii) Form of new Distribution Agreement, filed herewith.

(f) Not applicable.

(g) Custodian Agreements.

Incorporated by reference from the 1980 Registration Statement.

(h) Not applicable.

(i) Not applicable.

(j)  Consents

     (i) Consent of Counsel, filed herewith.

     (ii) Consent of Independent Public Accountants, filed herewith.

(k) Not applicable.

(l) Not applicable.

(m) Not applicable.

(n) Financial Data Schedule, filed herewith.

(o) Not applicable.


Item 24. Persons Controlled by or Under Common Control with Registrant.

There are no persons controlled by or under common control with the Registrant.


Item 25. Indemnification.

(i) Indemnification in Articles of Incorporation.

      Article VI of the Fund's By-laws, as amended, which is contained in the 1988 Registration Statement as a part of Exhibit 2 thereof and is hereby incorporated by reference herein, generally provides that the Fund shall indemnify the directors and officers of the Fund and its affiliated companies to the fullest extent permitted by Section 145 of the General Corporation Law of the state of Delaware as limited by the provisions of the Investment Company Act of 1940, as amended.

In general, Section 145 permits a Delaware corporation to indemnify its directors and officers and those of affiliated companies against liability and expenses incurred in connection with actions, suits and proceedings against such persons in their capacity as directors and officers, if such persons acted in good faith and in a manner which such persons reasonably believed to be in the best interest of the corporation or its affiliated entities and, with respect to a criminal action, had no reasonable cause to believe their conduct was unlawful. A Delaware corporation has the power to indemnify an officer or director in a shareholder derivative action only if, in addition to meeting the above standards of conduct, such person has not been judged by a court to be liable for negligence or misconduct in the performance of his duty to the corporation or, if he has been so judged, the court has specifically approved such indemnification.

Section 145 further provides for mandatory indemnification against expenses actually and reasonably incurred by a director or officer in an action, suit or proceeding in which such director or officer has been successful on the merits or otherwise.

Section 17(h) of the Investment Company Act of 1940 (the "Investment Company Act") further limits such indemnification by prohibiting the purported protection of directors against liability to which they may otherwise be subject by reason of gross negligence or the reckless disregard of the duties involved in the conduct of their office.

Indemnification provisions of the present By-laws now state that an officer or director who seeks indemnification for other than "disabling conduct" as defined in the Investment Company Act of 1940, as amended, shall be indemnified fully. "Disabling conduct" will be found to exist where an officer's or directors liability arises by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties. Expenses may be advanced to an officer or director upon receipt from such individual of an undertaking to repay such advanced amounts if it is ultimately determined that he is not entitled to be indemnified, provided that at least one of the following conditions to such advances shall have been met: (i) the person to be indemnified provides security for the undertaking, (ii) the Corporation is insured against losses arising out of the undertaking, or (iii) a majority of a quorum of "disinterested" directors or independent legal counsel determine that there is reason to believe the person to be indemnified will ultimately be found to be entitled to indemnification.

In addition, Section 102(b)(7) of the General Corporation Law permits the adoption in the Certificate of Incorporation of a Delaware corporation of a provision limiting or eliminating the potential monetary liability of directors to the corporation or its stockholders by reason of their conduct as directors. The provision would not permit any limitation on or the elimination of the liability of a director for disloyalty to the corporation or its stockholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of law, obtaining an improper personal benefit or paying a dividend or approving a stock repurchase that was illegal under the General Corporation Law (Section 174). Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by Section 102(b)(7) apply only to the "duty of care" of directors - unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

At the April 22, 1987 Annual Meeting the holders of a majority of the outstanding shares of the Company's Common Stock approved an amendment to the Certificate of incorporation of the Company eliminating the personal monetary liability of directors as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware and by the Investment Company Act. A stockholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit, grossly negligent conduct, reckless disregard of the duties involved in the conduct of his office, or an illegal dividend or stock repurchase, as referred to in the amendment, and not "negligence" in satisfying his duty of care. Directors remain potentially liable for monetary damages for suits by parties other than the Fund and its shareholders, such as governmental and regulatory agencies. The amendment does not limit or eliminate the right of the Company or any stockholder to seek an injunction or any other non-monetary relief in the event of a breach of a director's duty of care. The amendment does not apply to any act or omission occurring prior to its effective date. In addition, the amendment applies only to claims against a director arising out of his role as a director and not, if he is also an officer, his role as an officer or in any other capacity or to his responsibilities under any other law, such as the federal securities laws.

As of the date of this Statement of Additional Information, no judicial interpretations of such an amendment to a certificate of a company that is a registered investment company under the Investment Company Act have been reported. If Delaware courts, or the Delaware legislature, should narrow or expand coverage of the relevant portions of Delaware law, the potential liability of directors for their actions likewise would be narrowed or expanded without further shareholder action.

In addition, it is the view of the staff of the Securities and Exchange Commission that, to the extent that provisions of Delaware corporate law, the Certificate of Incorporation or the Bylaws of the Fund are inconsistent with requirements imposed by the Investment Company Act, including Section 17(h) thereof, the provisions of the Investment Company Act are preemptive. Consequently, as a result of the compliance of the language of the amendment to the Certificate of Incorporation with Section 17(h) of the Investment Company Act, the public policies of the Investment Company Act in respect thereof, and the staff of the Securities and Exchange Commission's position on Federal preemption of State law, it is unlikely that a court would relieve a director of an Investment Company Act-determined standard of care in reliance upon either Delaware law or the proposed amendment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (ii) Indemnification in Form of Trust Instrument for Delaware business trust.

            Section 10.02 Indemnification

     (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

                  (i) every  person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the word "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

                 (i) who shall have been  adjudicated  by a court or body before which the proceeding was brought (A) to be liable tot he Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                 (ii) in the  event of a  settlement,  unless  there  has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any covered Persona and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contact or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section

10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.    Business and Other Connections of Investment Adviser.

            The names and principal occupations of the officers and directors of the Investment Advisor are:



                      Name and Title                                           Principal Occupation
                      --------------                                           --------------------

Hirschel B. Abelson                                         President of Stralem & Company
Director and President                                      Incorporated

Philippe E. Baumann                                         Executive Vice President of
Director and Executive Vice President                       Stralem & Company Incorporated

M. Joel Unger                                               Vice President of Stralem & Company
Director and Vice President                                 Incorporated

Irene Bergman                                               Assistant Vice President of Stralem &
Assistant Vice President                                    Company Incorporated

Philippe Labaune                                            Assistant Vice President and Assistant
Assistant Vice President                                    Secretary of Stralem & Company
                                                            Incorporated


     Except for Mr. Unger, the address of each of the foregoing is 405 Park Avenue, New York, NY 10022. Mr. Unger's address is 1650 Yates Street, Denver, CO 90203

Item 27.    Principal Underwriters.

                       (a) Stralem & Company Incorporated,  the only underwriter
            of the Fund, does not act as a principal underwriter, depositor or investment advisor to any other investment company.

                       (b) Please see the table furnished in response to Item 26
            above. In addition, Mr. Philippe E. Baumann, the President and a director of the Fund, is the Executive Vice-President and a director of Stralem & Company Incorporated.

          Hirschel Abelson, the Secretary and Treasurer of the Fund is also the President of Stralem & Company Incorporated. Mr. Philippe Labaune, Vice-President of the Fund, is also an Assistant Vice-President and Assistant Secretary of Stralem & Company Incorporated.

                       (c)  Inapplicable.


Item 28.    Location of Accounts and Records.

            All accounts and records are in the physical possession of the Fund at 405 Park Avenue, New York, New York 10022.


Item 29.    Management Services.

            Inapplicable.


Item 30.    Undertakings.

            The Fund will provide each person to whom the Prospectus dated ______, 1999 is delivered with a copy of the Fund's most recent annual report to shareholders upon request and without charge.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 1999.


                                    STRALEM FUND, INC.


                                    By: /s/ Philippe E. Baumann
                                       -------------------------------
                                       Philippe E. Baumann, President


            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



              Signatures                                  Title                                   Dates
              ----------                                  -----                                   -----

                                         Director and President                            February 26, 1999
/s/Philippe E. Baumann                   (Principal Executive Officer)
---------------------------
(Philippe E. Baumann)


                                         Director                                          February 26, 1999
/s/Kenneth D. Pearlman
---------------------------
(Kenneth D. Pearlman)


                                         Director                                          February 26, 1999
/s/Jean Paul Ruff
---------------------------
(Jean Paul Ruff)


                                         Director                                          February 26, 1999
/s/Michael Rubin
---------------------------
(Michael Rubin)


                                         Secretary and Treasurer                           February 26, 1999
/s/Hirschel B. Abelson                   (Principal Financial and
---------------------------              Accounting Officer)
(Hirschel B. Abelson)


                                  EXHIBIT INDEX
                                  -------------


Ex-99.B1(a) Certificate of Trust dated January 27, 1999 Ex-99.B1(b) Form of Trust Instrument dated January 27, 1999
Ex-99.B2     Form of Trust Bylaws dated 27, 1999
Ex-99.B5     Form of new  Investment  Advisory  Agreement
Ex-99.B6     Form of new  Distribution  Agreement
Ex-99.B10    Consent of Kramer Levin Naftalis & Frankel LLP
Ex-99.B11    Consent of Richard A. Eisner & Company, LLP
Ex-99.B27    Financial Data Schedule